INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------

      THIS TERM SHEET CONTAINS REVISED INFORMATION CONCERNING CERTIFICATE
             PASS-THROUGH RATES, WHICH YOU SHOULD REVIEW CAREFULLY.

                         MORTGAGE CAPITAL FUNDING, INC.
                 MULTIFAMILY / COMMERCIAL MORTGAGE PASS-THROUGH
                         CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)

                                 -------------

                           CMBS NEW ISSUE TERM SHEET

                                 -------------


                               DECEMBER 23, 1998

                               SALOMON SMITH BARNEY
-------------------------------------------------------------------------------

Contacts:

Salomon Smith Barney                                       Citicorp
TRADING                                                    TRADING
-------                                                    -------
Paul Vanderslice     (212) 783-3659     (212) 783-4109     Jeff Sturdevant     (212) 291-3320     (212) 291-3687
Jeff Lewis           (212) 783-3659     (212) 783-4109

FINANCE                                                    FINANCE
-------                                                    -------
David Tibbals        (212) 783-7171     (212) 783-2096     Richard Jarocki     (212) 559-0217     (212) 793-5602
Angela Hutzel        (212) 783-5664     (212) 783-2096     Mark Horinbein      (212) 559-0216     (212) 793-5602
Joseph Siragusa      (212) 783-8542     (212) 783-2096

ANALYTICS                                                  ANALYTICS
---------                                                  ---------
Tony Lupo            (212) 783-5838     (212) 783-2096     Nancy Wilt          (212) 291-3320     (212) 291-3687
Bruce Bernard        (212) 783-1873     (212) 783-2096

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                         MORTGAGE CAPITAL FUNDING, INC.
  MULTIFAMILY / COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)





                                COLLATERAL FACTS

------------------------------------------------------------------------------
INITIAL POOL BALANCE:                                       $908,161,006
NUMBER OF MORTGAGE LOANS:                                   232
NUMBER OF PROPERTIES                                        265
AVERAGE LOAN CUT-OFF DATE BALANCE:                          $3,914,487
AVERAGE PROPERTY CUT-OFF DATE BALANCE:                      $3,427,023
WEIGHTED AVERAGE CURRENT MORTGAGE RATE(A):                  7.507%           (6.35% - 10.00%)
WEIGHTED AVERAGE REMAINING AMORTIZATION TERM:               316 mos.
WEIGHTED AVERAGE U/W NCF DSCR (B):                          1.39x            (1.16x - 4.73x)
WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO:                    70.13%           (21.23 %- 82.22%)
WEIGHTED AVERAGE REMAINING TERM TO SCHEDULED                110 mos.         (36 mos. - 119 mos.)
MATURITY/ARD(C):

WEIGHTED AVERAGE SEASONING:                                 8 mos.
WEIGHTED AVERAGE PREPAYMENT RESTRICTION                     105 mos.

------------------------------------------------------------------------------

(a)  Gross Coupon.
(b) U/W NCF DSCR is the ratio of Underwritten Net Cash Flow over the annualized debt service payments.
(c) Anticipated Repayment Date for loans that provide for such a date. All information presented herein with respect to ARD Loans assumes that they mature on their respective Anticipated Repayment Dates.


                                  KEY FEATURES

-------------------------------------------------------------------------------
Issuer:                                Mortgage Capital Funding, Inc.
Sole Manager:                          Salomon Smith Barney Inc.
Mortgage Loan Sellers:                 Citicorp Real Estate, Inc. (42.47% of Initial Pool Balance) and
                                       Salomon Brothers Realty Corp.(57.53% of Initial Pool Balance)
Master Servicer:                       Amresco Services, L.P.
Special Servicer:                      Allied Capital Corp.
Purchaser of Classes H, J, K, L        Allied Capital Corp.
Trustee/Fiscal Agent:                  LaSalle National Bank/ABN AMRO Bank N.V.
Pricing:                               On or about December 21,1998
Closing:                               On or about December 29, 1998
Settlement:                            On or about December 30, 1998
Cut-off Date:                          December  1,1998
Distribution Date:                     18th of each month, or following business day (commencing in
                                       January 1999)
ERISA Eligible:                        Classes A1, A2 and X are ERISA eligible under the individual underwriters' prohibited transaction exemptions, subject to certain conditions for eligibility

Representations & Warranties:          Provided by applicable Mortgage Loan Sellers
Structure:                             Sequential pay
Interest Accrual Period:               With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

Day Count:                             30/360
Tax Treatment:                         REMIC
Rated Final Distribution Date:         November 18, 2031
Clean up Call:                         1.0%

Minimum Denominations:                 Publicly Offered Classes except Class X: $10,000 & $1
                                       Class X: $1,000,000 Notional Amount & $1

Deal Information/Analytics             It is anticipated that certain Mortgage Loan and Certificate information will be available from the following services:
                                       Bloomberg, Intex, Charter Research, and The Trepp Group.

------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                         MORTGAGE CAPITAL FUNDING, INC.
  MULTIFAMILY / COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)


THIS TERM SHEET CONTAINS REVISED INFORMATION CONCERNING CERTIFICATE PASS-THROUGH RATES, WHICH YOU SHOULD REVIEW CAREFULLY.

                        APPROXIMATE SECURITIES STRUCTURE

------------------------------------------------------------------------------------------------------

             RATING           CREDIT     CLASS        APPROX.           COUPON
CLASS    (MOODY'S/S&P)(A)     SUPPORT      %           SIZE         DESCRIPTION (D)  COUPON    PRICE
------------------------------------------------------------------------------------------------------
Publicly Offered
Classes:

X          Aaa/AAAr                               $908,161,005(c)   Variable Rate               5.74
A1         Aaa/AAA            30.50%    23.62%    $214,494,000        Fixed Rate      6.001   100.50
A2         Aaa/AAA            30.50%    45.88%    $416,677,000        Fixed Rate      6.337   101.50
B          Aa2/AA             26.00%     4.50%    $ 40,867,000        Fixed Rate      6.540   101.50
C          A2/A               21.25%     4.75%    $ 43,138,000        Fixed Rate      6.788   101.50
D          Baa2/BBB           14.50%     6.75%    $ 61,301,000           WAC          7.355    98.23
E          Baa3/NR            11.25%     3.25%    $ 29,515,000           WAC          7.355    90.70




--------------------------------------------------------------------------------------------------------
                                                                                  PRINCIPAL
            RATING           WTD AVERAGE                 SMMEA       ERISA         PAYMENT
CLASS   (MOODY'S/S&P)(A)      LIFE(YRS.)    DELIVERY    ELIGIBLE    ELIGIBLE      WINDOW (B)
--------------------------------------------------------------------------------------------------------
Publicly Offered
Classes:

X          Aaa/AAAr                           DTC         N/A         Yes
A1         Aaa/AAA               5.50         DTC         N/A         Yes        01/99-09/07
A2         Aaa/AAA               9.26         DTC         N/A         Yes        09/07-07/08
B          Aa2/AA                9.55         DTC         N/A         N/A        07/08-07/08
C          A2/A                  9.55         DTC         N/A         N/A        07/08-07/08
D          Baa2/BBB              9.62         DTC         N/A         N/A        07/08-09/08
E          Baa3/NR               9.72         DTC         N/A         N/A        09/08-09/08


------------------------------------------------------------------------------------------------------

             RATING           CREDIT     CLASS        APPROX.           COUPON
CLASS    (MOODY'S/S&P)(A)     SUPPORT      %           SIZE         DESCRIPTION (D)  COUPON    PRICE
------------------------------------------------------------------------------------------------------
Privately Placed Classes
(144A eligible):
F      NOT OFFERED HEREBY
G      NOT OFFERED HEREBY
H      NOT OFFERED HEREBY
J      NOT OFFERED HEREBY
K      NOT OFFERED HEREBY
L      NOT OFFERED HEREBY
       Total Securities                         $908,161,005
--------------------------------------------------------------------------------------------------------

(a) Ratings shown are those of Moody's and S&P, respectively. Classes marked "NR" will not be rated by the applicable Rating Agency.

(b) Calculated at 0% CPR, no balloon extension and ARD Loans pay in full on Anticipated Repayment Dates.

(c)  Notional amount.

(d) The Pass-Through Rates shown for the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates are the Pass-Through Rates applicable for distributions in January 1999. Thereafter, the Pass-Through Rates for the Class A-1, Class A-2, Class B and Class C Certificates will equal the lesser of the fixed Pass-Through Rates shown in such table and the Weighted Average Mortgage Pass-Through Rate for the related Distribution Date. The Pass-Through Rates for the Class D and Class E Certificates will equal the Weighted Average Mortgage Pass-Through Rate for the related Distribution Date.



                              STRUCTURAL OVERVIEW

                               [GRAPHIC OMITTED]

                               [BAR GRAPHIC]


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                         MORTGAGE CAPITAL FUNDING, INC.
  MULTIFAMILY / COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)


                          STRUCTURAL OVERVIEW - CONT.

o The Mortgage Pool will be comprised of one Loan Group

  -- Principal will be paid sequentially to Class A1, A2, B, C, D, E, F,
     G, H, J, K and L Certificates (If principal balances of all such Classes other than Classes A1 and A2 have reduced to zero, principal will be allocated to Class A1 and A2 pro-rata)

o Class X will receive interest payments pro-rata (based on interest entitlements) with the Class A1 and Class A2 Certificates each month

o Each of the Classes (except Class X) will be subordinate to earlier alphabetically lettered classes (Losses will be allocated in reverse alphabetical order to Classes with certificate balances and pro-rata to Classes A1 and A2)

o The Master Servicer will cover net prepayment interest shortfalls, up to the portion of the Master Servicing Fee equal to 0.06% per annum. Net shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing Fee) will be allocated in reverse alphabetical order to the interest-bearing Certificates (other than the Class A1, Class A2 and Class X) and then pro-rata (based on interest entitlements) to the Class A1, Class A2 and Class X Certificates

o All Classes will pay interest on a 30/360 basis

o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to Classes with certificate balances (in the case of the Class A1 and Class A2 Certificates, pro rata based on certificate balances)

o IO protected with regard to loan modifications and waivers that reduce Mortgage Rate

                             MORTGAGE POOL OVERVIEW

------------------------------------------------------------------------------

o The Mortgage Pool is comprised of 232 multifamily and commercial loans with an aggregate Cut-off Date Balance of approximately $908,161,006

o All of the Mortgage Loans are secured by first mortgage liens on multifamily and commercial properties

o The Mortgage Pool's average Cut-off Date Balance is approximately $3,914,487

o The Mortgage Pool's weighted average current Underwritten NCF Debt Service Coverage Ratio is 1.39x (a)

o The Mortgage Pool's Cut-off Date LTV is 70.13%

o The Mortgage Pool's weighted average Mortgage Rate is approximately 7.507% per annum

(a) Underwritten NCF Debt Service Coverage Ratio is the ratio of Underwritten NCF over the annualized debt service payments.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                         MORTGAGE CAPITAL FUNDING, INC.
  MULTIFAMILY / COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)


                            PREPAYMENT RESTRICTIONS

                                                                                                    WEIGHTED AVERAGES
                                                                                --------------------------------------------------
                         NUMBER OF    AGGREGATE        % OF                                                     U/W   CUT-OFF DATE
                          MORTGAGE   CUT-OFF DATE     INITIAL   MAXIMUM CUT-OFF       MORTGAGE  STATED REMAIN.  NCF   LOAN-TO-VALUE
PREPAYMENT RESTRICTIONS    LOANS        BALANCE         POOL      DATE BALANCE          RATE     TERM (MO.)     DSCR      RATIO
-----------------------------------------------------------------------------------------------------------------------------------

greater than of YM or 1%     4         $4,977,246      0.55%       $2,348,322          8.503%       107         1.29x    73.13%
Lockout greater than
 of YM or 1%               115       $501,768,716     55.25%      $65,804,538          7.584%       109         1.35x    70.63%
Lockout/Declining Fee        6         $7,538,864      0.83%      $ 2,542,442          7.355%       109         1.75x    56.12%
Lockout/Defeasance          38       $172,644,038     19.01%      $13,979,720          7.210%       116         1.42x    71.62%
Lockout/YM                  66       $206,866,274     22.78%      $13,933,312          7.384%       114         1.46x    68.46%
greater than of YM or
1%/Declining Fee             3        $14,365,867      1.58%       $6,712,570          9.850%        36         1.33x    65.10%
-----------------------------------------------------------------------------------------------------------------------------------
        TOTALS             232       $908,161,006    100.00%                           7.507%       110         1.39x    70.13%
-----------------------------------------------------------------------------------------------------------------------------------


                    PREPAYMENT RESTRICTIONS BY MORTGAGE RATE

                                                    WEIGHTED AVERAGES              % BY CUT-OFF DATE BALANCE OF MORTGAGE LOANS
                                                   --------------------------------------------------------------------------------
                                                                                  LOCKOUT                               GREATER OF
                  NUMBER                                                            THEN                                  1%/YLD.
                   OF      AGGREGATE       % OF               STATED   GREATER OF GREATER OF LOCKOUT   LOCKOUT   LOCKOUT   MAINT.
                 MORTGAGE  CUT-OFF DATE  INITIAL    MORTGAGE  REMAIN.     1%/YLD.   1%/YLD.   THEN       THEN      THEN     THEN
 MORTGAGE RATE    LOANS      BALANCE      POOL        RATE   TERM (MO.)   MAINT.    MAINT.  DECLINING  DEFEASANCE  MAINT. DECLINING
-----------------------------------------------------------------------------------------------------------------------------------
  0.00% to 6.99%    11     $66,304,389     7.30%     6.807%      114      0.00        3.36      0.54      2.85     0.55    0.00
  7.00% to 7.49%   101    $508,056,084    55.94%     7.217%      115      0.00       25.41      0.00     14.65    15.88    0.00
  7.50% to 7.99%    59    $194,496,256    21.42%     7.633%      107      0.00       13.42      0.14      1.51     6.35    0.00
  8.00% to 8.49%    23     $56,912,828     6.27%     8.149%      108      0.14        6.12      0.00      0.00     0.00    0.00
  8.50% to 8.99%    22     $38,441,991     4.23%     8.651%       95      0.40        3.68      0.15      0.00     0.00    0.00
  9.00% to 9.49%    11     $21,555,714     2.37%     9.125%      100      0.00        2.37      0.00      0.00     0.00    0.00
  9.50% to 9.99%     4     $17,473,104     1.92%     9.854%       46      0.00        0.34      0.00      0.00     0.00    1.58
 10.00% to10.49%     1      $4,920,639     0.54%    10.000%       91      0.00        0.54      0.00      0.00     0.00    0.00
-----------------------------------------------------------------------------------------------------------------------------------
      TOTALS       232    $908,161,006  100.00%     7.507%       110      0.55       55.25      0.83     19.01    22.78    1.58
-----------------------------------------------------------------------------------------------------------------------------------

                    PREPAYMENT RESTRICTION ANALYSIS (A) (B)

  PREPAYMENT RESTRICTIONS
(MONTHS SINCE CUT-OFF DATE)     0        12       24       36      48       60       72       84       96      108
---------------------------------------------------------------------------------------------------------------------
   REMAINING BALANCE (C)      100.00%   98.77%   97.46%   94.49%   92.96%  89.53%   87.79%   85.26%   82.44%   68.40%

     LOCKED/DEFEASANCE         97.87%   97.87%   92.10%   78.88%   20.16%  19.65%   19.65%   19.64%   19.82%   23.25%
     YIELD MAINTENANCE          0.55%    0.55%    6.02%   20.83%   77.61%  79.50%   79.06%   79.66%   77.84%   45.19%
         5% PREMIUM             0.00%    0.00%    0.15%    0.15%    0.00%   0.55%    0.00%    0.00%    0.00%    0.00%
         4% PREMIUM             0.00%    0.00%    0.14%    0.00%    0.15%   0.15%    0.54%    0.00%    0.00%    0.00%
         3% PREMIUM             1.58%    0.00%    0.00%    0.15%    0.00%   0.00%    0.15%    0.70%    0.00%    0.00%
         2% PREMIUM             0.00%    1.59%    0.00%    0.00%    0.15%   0.00%    0.00%    0.00%    0.70%    0.00%
         1% PREMIUM             0.00%    0.00%    1.59%    0.00%    0.00%   0.15%    0.00%    0.00%    0.00%    0.69%
            OPEN                0.00%    0.00%    0.00%    0.00%    1.94%   0.00%    0.59%    0.00%    1.64%   30.86%

     REMAINING BALANCE       $908.16  $896.97  $885.05  $858.10  $844.25 $813.07  $797.24  $774.29  $748.68  $621.21
        ($ MILLIONS)
    % OF INITIAL BALANCE      100.00%   98.77%   97.46%   94.49%   92.96%  89.53%   87.79%   85.26%   82.44%   68.40%

(a) Table calculated using modeling assumptions and assuming 0% CPR and all ARD Loans are paid in full on their respective Anticipated Repayment Dates.

(b) All numbers, unless otherwise noted, are as a percentage of the aggregate mortgage loan pool balance at the specified point in time.

(c) Remaining aggregate mortgage loan pool balance as a percentage of Initial Pool Balance at the specified point in time.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                         MORTGAGE CAPITAL FUNDING, INC.
  MULTIFAMILY / COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)

                       ALLOCATION OF PREPAYMENT PENALTIES
-------------------------------------------------------------------------------
ALLOCATION OF PREPAYMENT PREMIUMS

Prepayment premiums will be allocated between the Publicly Offered Certificates then entitled to principal distributions and the Class X Certificates as follows:

       o A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) will be allocated to each class of the Publicly Offered Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a fraction (expressed as a percentage which can be no greater than 100%), the numerator of which is the excess of the Pass-Through Rate of such Class of the Publicly Offered Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

          ---------------------------------------------------------------------
          Prepayment                       (Pass-Through Rate - Discount Rate)
          Premium Allocation       =       -----------------------------------
          Percentage                          (Mortgage Rate - Discount Rate)
          ---------------------------------------------------------------------

       o The remaining percentage of the Prepayment Premiums will be allocated to the Class X Certificates

       o In general, this formula provides for an increase in the allocation of Prepayment Premiums to the Publicly Offered Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise

Allocation of Prepayment Premiums Example

Discount Rate Fraction Methodology:
     Mortgage Rate                        =  9%
     Bond Class Rate                      =  7%
     Treasury Rate                        =  6%

     BOND CLASS ALLOCATION                   CLASS X ALLOCATION
     ---------------------                   ------------------
     7% - 6%
     -------  = 33 1/3%            Receives excess premiums = 66 2/3% thereof
     9% - 6%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                         MORTGAGE CAPITAL FUNDING, INC.
  MULTIFAMILY / COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)

                     DISTRIBUTION OF CUT-OFF DATE BALANCES

                                                                                         WEIGHTED AVERAGES
                                                                          ------------------------------------------------
                             NUMBER OF    AGGREGATE      % OF      CUM. %                                U/W        CUT-OFF
                             MORTGAGE   CUT-OFF DATE    INITIAL  OF INITIAL   MORTGAGE  STATED REMAIN.   NCF       DATE LOAN-
   CUT-OFF DATE BALANCE        LOANS       BALANCE        POOL       POOL       RATE     TERM (MO.)      DSCR    TO-VALUE RATIO
-------------------------------------------------------------------------------------------------------------------------------
          $0 to     $999,999     17      $13,127,113      1.45%      1.45%       8.165%      109         1.34x         71.80%
  $1,000,000 to   $2,499,999     95     $160,575,474     17.68%     19.13%       7.772%      109         1.39x         68.56%
  $2,500,000 to   $4,999,999     79     $291,748,695     32.13%     51.25%       7.619%      111         1.41x         70.06%
  $5,000,000 to   $7,499,999     25     $150,993,800     16.63%     67.88%       7.564%      106         1.46x         68.82%
  $7,500,000 to   $9,999,999      5      $40,990,392      4.51%     72.39%       7.437%      113         1.55x         68.53%
 $10,000,000 to  $14,999,999      5      $62,121,008      6.84%     79.23%       7.318%      104         1.32x         71.47%
 $15,000,000 to  $74,999,999      6     $188,604,524     20.77%    100.00%       7.093%      115         1.29x         72.42%
------------------------------------------------------------------------------------------------------------------------------
             TOTALS             232     $908,161,006    100.00%                  7.507%      110         1.39x         70.13%
------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                         MORTGAGE CAPITAL FUNDING, INC.
  MULTIFAMILY / COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)

                GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE BALANCE

                                                                                          WEIGHTED AVERAGES
                                                                              ------------------------------------------
                                                                                                              CUT-OFF
                         NUMBER OF     AGGREGATE        % OF        CUM. %                 STATED     U/W       DATE
                         MORTGAGED   CUT-OFF DATE     INITIAL     OF INITIAL  MORTGAGE  REMAIN. TERM  NCF    LOAN-TO-VALUE
        STATES           PROPERTIES     BALANCE         POOL         POOL       RATE        (MO.)      DSCR    RATIO
------------------------------------------------------------------------------------------------------------------------
          CA                  26       $98,195,075      10.81%        10.81%     7.256%       114       1.45x   68.35%
          NY                  29       $97,916,411      10.78%        21.59%     7.354%       112       1.54x   70.71%
          FL                  27       $92,949,769      10.23%        31.83%     7.717%       110       1.39x   71.01%
          GA                  17       $80,799,194       8.90%        40.73%     7.632%       102       1.32x   70.26%
          NJ                  13       $47,738,084       5.26%        45.98%     7.542%       101       1.36x   72.09%
          MD                  12       $43,914,576       4.84%        50.82%     7.909%       110       1.33x   67.55%
          TX                  17       $40,482,704       4.46%        55.28%     7.806%       101       1.37x   71.24%
          VA                  18       $35,741,941       3.94%        59.21%     7.352%       113       1.36x   69.82%
          TN                  11       $34,144,612       3.76%        62.97%     7.362%       114       1.42x   71.88%
          MA                   5       $30,716,607       3.38%        66.35%     7.299%       113       1.34x   61.92%
          MS                   5       $26,159,960       2.88%        69.23%     7.315%       115       1.36x   73.14%
          MO                   4       $25,711,486       2.83%        72.07%     7.228%       114       1.31x   69.50%
          OH                   9       $24,486,911       2.70%        74.76%     7.471%       115       1.32x   70.75%
          DC                   2       $22,750,914       2.51%        77.27%     6.851%       110       1.22x   77.08%
          PA                   3       $19,632,279       2.16%        79.43%     7.332%       112       1.18x   77.13%
          WA                   6       $16,546,390       1.82%        81.25%     7.665%       110       1.42x   66.29%
          WV                   4       $15,418,378       1.70%        82.95%     7.792%       114       1.36x   72.38%
          IL                   6       $15,392,495       1.69%        84.64%     7.322%       114       1.32x   68.54%
          LA                   3       $13,709,279       1.51%        86.15%     7.288%       115       1.58x   67.57%
          UT                   7       $13,526,719       1.49%        87.64%     7.810%       111       1.38x   70.07%
          AZ                   5       $13,510,370       1.49%        89.13%     8.035%       108       1.41x   64.83%
          CO                   6       $13,267,506       1.46%        90.59%     7.511%       112       1.45x   66.36%
          CT                   3       $11,869,150       1.31%        91.90%     7.187%       113       1.31x   78.79%
          IA                   3       $11,673,228       1.29%        93.18%     7.456%       110       1.38x   71.42%
          NV                   5        $9,966,188       1.10%        94.28%     8.412%       103       1.43x   64.62%
          MI                   2        $9,943,116       1.09%        95.38%     7.477%       115       1.36x   73.19%
          DE                   1        $7,488,705       0.82%        96.20%     7.200%       109       1.38x   73.78%
          SC                   3        $7,161,490       0.79%        96.99%     7.908%       112       1.43x   69.51%
          RI                   2        $5,382,196       0.59%        97.58%     8.193%       110       1.44x   73.17%
          KS                   1        $4,341,062       0.48%        98.06%     7.450%       117       1.31x   74.85%
          NC                   1        $3,775,647       0.42%        98.48%     7.420%       114       1.53x   72.61%
          ID                   2        $3,483,567       0.38%        98.86%     7.938%       107       1.41x   63.10%
          WI                   2        $3,253,042       0.36%        99.22%     8.000%       107       1.57x   60.24%
          MN                   1        $1,758,533       0.19%        99.41%     8.625%       106       1.49x   62.80%
          ND                   1        $1,486,039       0.16%        99.57%     7.875%       107       1.30x   67.55%
          IN                   1        $1,478,124       0.16%        99.74%     7.750%       116       1.74x   64.27%
          WY                   1        $1,280,190       0.14%        99.88%     7.650%        78       1.25x   58.86%
          NM                   1        $1,109,072       0.12%       100.00%     7.375%       112       1.25x   50.99%
------------------------------------------------------------------------------------------------------------------------
        Totals               265      $908,161,006     100.00%                   7.507%       110       1.39x   70.13%
------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                         MORTGAGE CAPITAL FUNDING, INC.
  MULTIFAMILY / COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)

                      DISTRIBUTION BY CUT-OFF DATE BALANCE

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                [MAP OF AMERICA]

WA   1.8%     ND   0.2%     WI   0.4%      PA   2.2%      RI   0.6%   AZ   1.5%
ID   0.4%     KS   0.5%     IL   1.7%      VA   3.9%      CT   1.3%   MI   1.1%
NV   1.1%     TX   4.5%     TN   3.8%      NC   0.4%      NJ   5.3%   IN   0.2%
CA  10.8%     MN   0.2%     MS   2.9%      SC   0.8%      DE   0.8%
WY   0.1%     IA   1.3%     OH   2.7%      GA   8.9%      MD   4.8%
CO   1.5%     MO   2.8%     WVA  1.7%      FL  10.2%      DC   2.5%
NM   0.1%     LA   1.5%     NY  10.8%      MA   3.4%      UT   1.5%

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [PIE CHART]

                           California          10.8%
                           New York            10.8%
                           Florida             10.2%
                           Georgia              8.9%
                           New Jersey           5.3%
                           Maryland             4.8%
                           Texas                4.5%
                           Virginia             3.9%
                           Tennessee            3.8%
                           Massachusetts        3.4%
                           Other               33.6%
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                         MORTGAGE CAPITAL FUNDING, INC.
  MULTIFAMILY / COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)

               PROPERTY TYPE DISTRIBUTION BY CUT-OFF DATE BALANCE

                                                                                             WEIGHTED AVERAGES
                                                                                 ------------------------------------------
                         NUMBER OF     AGGREGATE        % OF         MAXIMUM                             U/W  CUT-OFF DATE
                         MORTGAGED   CUT-OFF DATE     INITIAL     CUT-OFF DATE   MORTGAGE STATED REMAIN. NCF  LOAN-TO-VALUE
    PROPERTY TYPES       PROPERTIES     BALANCE         POOL         BALANCE       RATE     TERM (MO.)   DSCR      RATIO
---------------------------------------------------------------------------------------------------------------------------
       Anchored Retail       34     $217,773,052        23.98%   $39,862,084        7.300%      113      1.31x    73.00%
       Office                47     $167,246,897        18.42%    21,067,759        7.349%      113      1.37x    69.42%
       Hotel                 37     $146,144,543        16.09%     7,931,838        7.587%      113      1.47x    67.61%
       Multi-family          47     $140,563,364        15.48%    13,979,720        7.635%      104      1.33x    74.16%
       Industrial            35     $104,129,598        11.47%    11,000,000        7.490%      106      1.41x    70.92%
       Retail                45      $69,640,363         7.67%     4,702,414        7.994%      108      1.43x    67.47%
       Mixed Use              9      $34,467,696         3.80%     6,288,362        7.398%      113      1.48x    58.44%
       Mobile Home Park       6      $13,979,680         1.54%     4,616,425        7.249%      111      1.32x    71.07%
       Office/Retail          3       $9,432,009         1.04%     4,920,639        9.205%       96      1.38x    62.85%
       Health Care            1       $2,781,052         0.31%     2,781,052        7.610%      116      4.73x    21.23%
       Other                  1       $2,002,751         0.22%     2,002,751        7.700%      114      1.31x    66.76%
--------------------------------------------------------------------------------------------------------------------------
        TOTALS              265     $908,161,006       100.00%                      7.507%      110      1.39x    70.13%
--------------------------------------------------------------------------------------------------------------------------

                             UNDERWRITTEN NCF DSCR

                                                                           WEIGHTED AVERAGES
                                                                -----------------------------------------
                NUMBER OF   AGGREGATE       % OF       CUM. %
                 MORTGAGE  CUT-OFF DATE     INITIAL   OF INITIAL   MORTGAGED  STATED REMAIN. U/W NCF   LOAN TO CUT-OFF
U/W NCF DSCR       LOANS     BALANCE         POOL        POOL        RATE       TERM (MO.)    DSCR        DATE VALUE
--------------------------------------------------------------------------------------------------------------------------
1.10 - 1.19           9    $54,611,358        6.01%       6.01      7.311%        110        1.18x          74.50%
1.20 - 1.29          59    $242,685,793      26.72%      32.74      7.422%        112        1.25x          71.65%
1.30 - 1.39          76    $301,221,045      33.17%      65.90      7.628%        108        1.35x          72.46%
1.40 - 1.49          43    $161,650,761      17.80%      83.70      7.603%        108        1.44x          69.18%
1.50 - 1.59          21    $65,084,333        7.17%      90.87      7.423%        113        1.54x          67.97%
1.60 - 1.69          13    $41,427,871        4.56%      95.43      7.503%        112        1.65x          66.11%
1.70 - 1.79           5    $17,030,896        1.88%      97.31      7.374%        112        1.73x          60.96%
1.80 - 1.99           2     $8,830,804        0.97%      98.28      6.887%        115        1.82x          43.94%
2.00 - 2.99           3    $12,837,093        1.41%      99.69      6.910%        116        2.24x          44.82%
3.00 - 4.79           1     $2,781,052        0.31%     100.00      7.610%        116        4.73x          21.23%
--------------------------------------------------------------------------------------------------------------------------
                    232    $908,161,006     100.00%                 7.507%        110        1.39x          70.13%
--------------------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                         MORTGAGE CAPITAL FUNDING, INC.
  MULTIFAMILY / COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-MC3
                        CLASSES A-1, A-2, B, C, D, E & X
                           $805,992,000 (APPROXIMATE)


o   Weighted Average Current U/W NCF Debt Service Coverage Ratio: 1.39x

                           CUT-OFF DATE LOAN TO VALUE

                                                                                       WEIGHTED AVERAGES
                          NUMBER                                        ---------------------------------------------------
                            OF         AGGREGATE     % OF        CUM. %                  STATED       U/W     CUT-OFF DATE
                         MORTGAGE    CUT-OFF DATE   INITIAL    OF INITIAL    MORTGAGE    REMAIN.      NCF     LOAN-TO-VALUE
          LTV             LOANS        BALANCE        POOL        POOL        RATE     TERM (MO.)     DSCR      RATIO (A)
---------------------------------------------------------------------------------------------------------------------------
     0.00% to 24.99%        1      $2,781,052         0.31%       0.31%       7.610%      116        4.73x       21.23%
    25.00% to 49.99%        7      $23,619,180        2.60%       2.91%       7.240%      114        1.91x       43.27%
    50.00% to 59.99%       19      $78,761,377        8.67%      11.58%       7.599%      110        1.47x       56.43%
    60.00% to 64.99%       29      $88,972,633        9.80%      21.38%       8.088%      103        1.40x       63.23%
    65.00% to 69.99%       41      $119,800,160      13.19%      34.57%       7.778%      107        1.40x       67.71%
    70.00% to 74.99%       94      $373,362,915      41.11%      75.68%       7.428%      111        1.35x       72.83%
    75.00% to 79.99%       39      $217,932,819      24.00%      99.68%       7.250%      113        1.31x       78.00%
    80.00% to 89.99%        2      $2,930,869         0.32%     100.00%       7.438%      115        1.24x       81.54%
---------------------------------------------------------------------------------------------------------------------------
        TOTALS            232      $908,161,006     100.00%                   7.507%      110        1.39x       70.13%
---------------------------------------------------------------------------------------------------------------------------

(a) Ratio of Cut-off Date Principal Balance to most recent Appraised Value

o   Weighted Average Cut-off Date Loan-to-Value Ratio: 70.13%

                                                    MORTGAGE RATES

                                                                                       WEIGHTED AVERAGES
                          NUMBER                                        ---------------------------------------------------
                            OF         AGGREGATE     % OF        CUM. %                  STATED       U/W     CUT-OFF DATE
                         MORTGAGE    CUT-OFF DATE   INITIAL    OF INITIAL    MORTGAGE    REMAIN.      NCF     LOAN-TO-VALUE
   MORTGAGE RATES          LOANS        BALANCE       POOL    POOL BALANCE     RATE     TERM (MO.)    DSCR        RATIO
---------------------------------------------------------------------------------------------------------------------------
     0.00% to  6.99%        11       $66,304,389     7.30%       7.30%        6.807%        114      1.55x        64.90%
     7.00% to  7.49%       101      $508,056,084    55.94%      63.24%        7.217%        115      1.36x        72.00%
     7.50% to  7.99%        59      $194,496,256    21.42%      84.66%        7.633%        107      1.42x        69.07%
     8.00% to  8.49%        23       $56,912,828     6.27%      90.93%        8.149%        108      1.38x        69.85%
     8.50% to  8.99%        22       $38,441,991     4.23%      95.16%        8.651%         95      1.37x        67.93%
     9.00% to  9.49%        11       $21,555,714     2.37%      97.53%        9.125%        100      1.35x        62.63%
     9.50% to  9.99%         4       $17,473,104     1.92%      99.46%        9.854%         46      1.36x        65.03%
    10.00% to 10.49%         1        $4,920,639     0.54%     100.00%       10.000%         91      1.38x        61.43%
---------------------------------------------------------------------------------------------------------------------------
         TOTALS            232      $908,161,006   100.00%                    7.507%        110      1.39x        70.13%
---------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                  AMORTIZATION CHARACTERISTICS

                                                                                        WEIGHTED AVERAGES
                                                                             -----------------------------------------
                                                                                                              CUT-OFF
                                                                                                                DATE
                        NUMBER OF     AGGREGATE       % OF        MAXIMUM                  STATED     U/W     LOAN-TO-
                        MORTGAGE    CUT-OFF DATE     INITIAL    CUT-OFF DATE   MORTGAGE    REMAIN.    NCF      VALUE
     LOAN TYPE            LOANS        BALANCE        POOL        BALANCE        RATE     TERM (MO.)  DSCR     RATIO
----------------------------------------------------------------------------------------------------------------------
Amortizing Balloon         228      $811,802,820      89.39%    $48,831,053     7.555%       110     1.41x   69.86%
Amortizing ARD               2       $83,220,541       9.16%    $65,804,538     7.042%       117     1.22x   73.06%
Interest Only ARD            1       $11,000,000       1.21%    $11,000,000     7.510%        58     1.43x   72.37%
Fully Amortizing             1        $2,137,645       0.24%     $2,137,645     7.180%       115     1.55x   46.47%
----------------------------------------------------------------------------------------------------------------------
       TOTALS              232      $908,161,006     100.00%                    7.507%       110     1.39x   70.13%
----------------------------------------------------------------------------------------------------------------------

                                     REMAINING TERM TO MATURITY (IN MONTHS) (A)

                                                                                                WEIGHTED AVERAGES
                                                                               ----------------------------------------------------
                        NUMBER OF     AGGREGATE         % OF         CUM. %                    STATED        U/W      CUTOFF DATE
                        MORTGAGE     CUT-OFF DATE      INITIAL     OF INITIAL    MORTGAGE   REMAIN. TERM     NCF     LOAN-TO-VALUE
    REMAINING TERM        LOANS        BALANCE          POOL          POOL         RATE         (MO.)        DSCR        RATIO
-----------------------------------------------------------------------------------------------------------------------------------
    36  to  47              3         $14,365,867        1.58%         1.58%       9.850%        36         1.33x       65.10%
    48  to  59              2         $16,781,540        1.85%         3.43%       7.894%        55         1.41x       72.33%
    72  to  83              3          $6,445,445        0.71%         4.14%       7.629%        78         1.26x       69.66%
    84  to  95              2          $8,027,876        0.88%         5.02%       9.952%        91         1.41x       62.71%
    96  to  107            50        $113,378,923       12.48%        17.51%       8.300%        104        1.35x       70.50%
   108  to  119            172       $749,161,355       82.49%       100.00%       7.306%        114        1.40x       70.21%
-----------------------------------------------------------------------------------------------------------------------------------
      TOTALS               232       $908,161,006      100.00%                     7.507%        110        1.39x       70.13%
-----------------------------------------------------------------------------------------------------------------------------------

         (a) "Maturity" means the stated maturity date or, with respect to any ARD Loan, its Anticipated Repayment Date.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.